Exhibit 99.1

Contact:	Investor Contact:	Media Contact:
	Amedisys, Inc.	Amedisys, Inc.
	David Castille	Kendra Kimmons
	Managing Director, Treasury/Finance	Managing Director, Marketing & Communications
	(225) 299-3391	(225) 299-3720
	david.castille@amedisys.com	kendra.kimmons@amedisys.com

AMEDISYS REPORTS FOURTH QUARTER AND YEAR END FINANCIAL RESULTS

AMEDISYS TO HOST CONFERENCE CALL MARCH 9, 2016 AT 11:00 A.M. ET

BATON ROUGE, Louisiana (March 8, 2016) — Amedisys, Inc. (NASDAQ: AMED), a leading home health and hospice company, today reported its financial results for the three-month period and year ended December 31, 2015.

Three-Month Periods Ended December 31, 2015 and 2014

•	After adjusting for the 2015 period, $0.1 million ($0.5 million, net of income tax ) or $0.02 per diluted share and for the 2014 period $0.2 million ($0.1 million, net of income tax) or $0.01 per diluted share for certain items*, our adjusted results from continuing operations were as follows:

•	Net service revenue of $337.3 million compared to $300.5 million in 2014.

•	Net income from continuing operations attributable to Amedisys, Inc. of $13.4 million compared to net income from continuing operations of $9.0 million in 2014. (Net income from continuing operations attributable to Amedisys, Inc. of $12.9 million compared to net income from continuing operations attributable to Amedisys, Inc. of $9.1 million in 2014 on a GAAP basis.)

•	Net income from continuing operations attributable to Amedisys, Inc. per diluted share of $0.40 compared to net income from continuing operations attributable to Amedisys, Inc. of $0.27 per diluted share in 2014. (Net income from continuing operations attributable to Amedisys, Inc. per diluted share $0.38 compared to net income from continuing operations attributable to Amedisys Inc. per diluted share of $0.28 per diluted share in 2014 on a GAAP basis.)

•	Earnings before interest, taxes, depreciation and amortization attributable to continuing operations (“EBITDA”) of $27.6 million compared to $22.9 million in 2014.

Years Ended December 31, 2015 and 2014

•	After adjusting for the 2015 period, $85.4 million ($51.9 million, net of income tax ) or $1.57 per diluted share and for the 2014 period $17.7 million ($10.9 million, net of income tax) or $0.33 per diluted share for certain items*, our adjusted results from continuing operations were as follows:

•	Net service revenue of $1,279.5 million compared to $1,204.5 million in 2014.

•	Net income from continuing operations attributable to Amedisys, Inc. of $48.9 million compared to net income from continuing operations of $23.9 million in 2014. (Net loss from continuing operations attributable to Amedisys, Inc. of $3.0 million compared to net income from continuing operations attributable to Amedisys, Inc. of $13.0 million in 2014 on a GAAP basis.)

•	Net income from continuing operations attributable to Amedisys, Inc. per diluted share of $1.48 compared to net income from continuing operations attributable to Amedisys, Inc. of $0.73 per diluted share in 2014. (Net loss from continuing operations attributable to Amedisys, Inc. per diluted share $0.09 compared to net income from continuing operations attributable to Amedisys Inc. per diluted share of $0.40 per diluted share in 2014 on a GAAP basis.)

•	EBITDA of $112.0 million compared to $74.3 million in 2014.

Paul B. Kusserow, President and Chief Executive Officer stated, “We are extremely pleased with our results in the fourth quarter and 2015 overall, as we continued to demonstrate strong organic revenue and earnings growth. In 2015, we generated $112 million in EBITDA, $108 million in cash flow from operations, strengthened our balance sheet and closed the acquisition of Infinity HomeCare in Florida. Since the end of the year, we also announced our acquisition of Associated Home Care, our first acquisition in the personal care space.”

“In 2016, we will continue to invest in quality and complete our transition to HomeCare HomeBase. We believe both will be key differentiators for Amedisys as our industry continues to evolve toward outcomes-based reimbursement and away from a fee-for-service model. Finally, we will continue with a disciplined capital allocation strategy, pursuing accretive acquisitions, such as our recently announced Associated Homecare Deal, and executing under our share repurchase program where appropriate. Congratulations to our employees for delivering these outstanding results and welcome to our new team members from Infinity and Associated.”

We urge caution in considering the current trends disclosed in this press release. The home health and hospice industry is highly competitive and subject to intensive regulations, and trends are subject to numerous factors, risks, and uncertainties, some of which are referenced in the cautionary language below and others that are described more fully in our reports filed with the Securities and Exchange Commission (“SEC”) including our Annual Report on Form 10-K for the fiscal year ended December 31, 2015, and subsequent Quarterly Reports on Form 10-Q, and current reports on Form 8-K which can be found on the SEC’s internet website, http://www.sec.gov, and our internet website, http://www.amedisys.com. We disclaim any obligations to update disclosed information on trends.

*	See pages 10 & 11 for explanation of these certain items and the reconciliations of non-GAAP financial measures.

Earnings Call and Webcast Information

To participate on the conference call, please call a few minutes before 11:00 a.m. ET, Wednesday, March 9, 2016 to either (877) 524-8416 (Toll-Free) or (412) 902-1028 (Toll). A replay of the conference call will be available through April 5, 2016 by dialing (877) 660-6853 (Toll-Free) or (201) 612-7415 (Toll) and entering conference ID #13629864.

A live webcast of the call will be accessible through our website on our Investor Relations section at the following web address: http://investors.amedisys.com.

Amedisys, Inc. (the “Company”) is headquartered in Baton Rouge, Louisiana and our common stock trades on the NASDAQ Global Select Market under the symbol “AMED”.

Additional information

Our company website address is www.amedisys.com. We use our website as a channel of distribution for important company information. Important information, including press releases, analyst presentations and financial information regarding our company, is routinely posted on and accessible on the Investor Relations subpage of our website, which is accessible by clicking on the tab labeled “Investors” on our website home page. We also use our website to expedite public access to time-critical information regarding our company in advance of or in lieu of distributing a press release or a filing with the SEC disclosing the same information. Therefore, investors should look to the Investor Relations subpage of our website for important and time-critical information. Visitors to our website can also register to receive automatic e-mail and other notifications alerting them when new information is made available on the Investor Relations subpage of our website.

Forward-Looking Statements

When included in this press release, words like “believes,” “belief,” “expects,” “plans,” “anticipates,” “intends,” “projects,” “estimates,” “may,” “might,” “would,” “should” and similar expressions are intended to identify forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve a variety of risks and uncertainties that could cause actual results to differ materially from those described therein. These risks and uncertainties include, but are not limited to the following: changes in Medicare and other medical payment levels, our ability to open care centers, acquire additional care centers and integrate and operate these care centers effectively, changes in or our failure to comply with existing Federal and State laws or regulations or the inability to comply with new government regulations on a timely basis, competition in the home health industry, changes in the case mix of patients and payment methodologies, changes in estimates and judgments associated with critical accounting policies, our ability to maintain or establish new patient referral sources, our ability to attract and retain qualified personnel, changes in payments and covered services due to the economic downturn and deficit spending by Federal and State governments, future cost containment initiatives undertaken by third-party payors, our access to financing due to the volatility and disruption of the capital and credit markets, our ability to meet debt service requirements and comply with covenants in debt agreements, business disruptions due to natural disasters or acts of terrorism, our ability to integrate and manage our information systems, our ability to comply with requirements stipulated in our corporate integrity agreement and changes in law or developments with respect to any litigation relating to the Company, including various other matters, many of which are beyond our control.

Because forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified, you should not rely on any forward-looking statement as a prediction of future events. We expressly disclaim any obligation or undertaking and we do not intend to release publicly any updates or changes in our expectations concerning the forward-looking statements or any changes in events, conditions or circumstances upon which any forward-looking statement may be based, except as required by law.

Non-GAAP Financial Measures

This press release includes the following non-GAAP financial measures as defined under SEC rules: EBITDA, defined as net income (loss) from continuing operations attributable to Amedisys, Inc. before provision for income taxes, net interest expense and depreciation and amortization, adjusted EBITDA, defined as EBITDA excluding certain other items, adjusted net income from continuing operations attributable to Amedisys, Inc., defined as net income (loss) from continuing operations attributable to Amedisys, Inc. excluding certain other items, and adjusted net income from continuing operations attributable to Amedisys, Inc. per diluted share, defined as net income (loss) from continuing operations attributable to Amedisys, Inc. common stockholders per diluted share excluding certain other items. In accordance with SEC rules, we have provided herein a reconciliation of these non-GAAP financial measures to the most directly comparable measures under GAAP. Management believes that these are useful gauges of our performance and are common measures used in our industry to assess relative financial performance among companies.

AMEDISYS, INC. AND SUBSIDIARIES

SELECT CONSOLIDATED FINANCIAL STATEMENT DATA AND SUPPLEMENTAL INFORMATION

(Amounts in thousands, except share, per share data and statistical information)

(Unaudited)

Balance Sheet Information

	December 31, 2015	December 31, 2014
ASSETS
Current assets:
Cash and cash equivalents	$27,502	$8,032
Patient accounts receivable, net of allowance for doubtful accounts of $16,526 and $14,317	125,010	99,325
Prepaid expenses	8,110	8,493
Other current assets	14,641	19,708

Total current assets	175,263	135,558

Property and equipment, net of accumulated depreciation of $141,793 and $146,438	42,695	137,455
Goodwill	261,663	205,587
Intangible assets, net of accumulated amortization of $25,386 and $25,374	44,047	33,193
Deferred income taxes	125,245	124,788
Other assets, net	36,172	33,161

Total assets	$685,085	$669,742

LIABILITIES AND EQUITY
Current liabilities:
Accounts payable	$25,682	$16,056
Payroll and employee benefits	72,546	75,553
Accrued expenses	71,965	56,329
Current portion of long-term obligations	5,000	12,000
Current portion of deferred income taxes	—	2,385

Total current liabilities	175,193	162,323
Long-term obligations, less current portion	95,000	104,372
Other long-term obligations	4,456	5,285

Total liabilities	274,649	271,980

Equity:
Preferred stock, $0.001 par value, 5,000,000 shares authorized; none issued or outstanding	—	—
Common stock, $0.001 par value, 60,000,000 shares authorized; 34,786,966 and 34,569,526 shares issued; and 33,607,282 and 33,594,572 shares outstanding	35	35
Additional paid-in capital	504,290	481,762
Treasury stock at cost, 1,179,684 and 974,954 shares of common stock	(26,966)	(19,860)
Accumulated other comprehensive income	15	15
Retained earnings	(67,806)	(64,785)

Total Amedisys, Inc. stockholders’ equity	409,568	397,167
Noncontrolling interests	868	595

Total equity	410,436	397,762

Total liabilities and equity	$685,085	$669,742

Statement of Operations Information

	For the Three-Month Periods Ended December 31,		For the Years Ended December 31,
	2015	2014	2015	2014
Net service revenue	$338,367	$300,528	$1,280,541	$1,204,554
Cost of service, excluding depreciation and amortization	192,483	171,375	725,915	691,061
General and administrative expenses:
Salaries and benefits	69,628	68,465	279,425	292,497
Non-cash compensation	4,187	2,400	11,824	5,597
Other	46,452	33,404	161,186	143,644
Provision for doubtful accounts	4,683	2,976	14,053	16,294
Depreciation and amortization	4,238	6,198	20,036	28,307
Asset impairment charge	—	899	77,268	3,107

Operating expenses	321,671	285,717	1,289,707	1,180,507

Operating income (loss)	16,696	14,811	(9,166)	24,047
Other income (expense):
Interest income	38	48	71	94
Interest expense	(1,005)	(2,614)	(10,783)	(8,217)
Equity in earnings from equity method investments	1,122	757	9,823	2,991
Miscellaneous, net	5,785	1,517	9,747	2,061

Total other income (expense), net	5,940	(292)	8,858	(3,071)

Income (loss) before income taxes	22,636	14,519	(308)	20,976
Income tax expense	(9,564)	(5,188)	(2,004)	(7,671)

Income (loss) from continuing operations	13,072	9,331	(2,312)	13,305
Discontinued operations, net of tax	—	—	—	(216)

Net income (loss)	13,072	9,331	(2,312)	13,089
Net income attributable to noncontrolling interests	(161)	(196)	(709)	(313)

Net income (loss) attributable to Amedisys, Inc.	$12,911	$9,135	$(3,021)	$12,776

Basic earnings per common share:
Income (loss) from continuing operations attributable to Amedisys, Inc. common stockholders	$0.39	$0.28	$(0.09)	$0.40

Discontinued operations, net of tax	—	—	—	(0.01)

Net income (loss) attributable to Amedisys, Inc. common stockholders	$0.39	$0.28	$(0.09)	$0.39

Weighted average shares outstanding	33,202	32,621	33,018	32,301

Diluted earnings per common share:
Income (loss) from continuing operations attributable to Amedisys, Inc. common stockholders	$0.38	$0.28	$(0.09)	$0.40

Discontinued operations, net of tax	—	—	—	(0.01)

Net income (loss) attributable to Amedisys, Inc. common stockholders	$0.38	$0.28	$(0.09)	$0.39

Weighted average shares outstanding	33,743	33,188	33,018	32,823

Amounts attributable to Amedisys, Inc. common stockholders:
Income (loss) from continuing operations	$12,911	$9,135	$(3,021)	$12,992
Discontinued operations, net of tax	—	—	—	(216)

Net income (loss)	$12,911	$9,135	$(3,021)	$12,776

Cash Flow and Days Revenue Outstanding, Net Information

	For the Three-Month Periods Ended December 31,		For the Years Ended December 31,
	2015	2014	2015	2014
Net cash provided by (used in) operating activities	$20,044	$4,595	$107,785	$(65,534)
Net cash used in investing activities	(47,562)	(5,138)	(67,421)	(14,300)
Net cash (used in) provided by financing activities	(2,031)	3,033	(20,894)	70,563

Net (decrease) increase in cash and cash equivalents	(29,549)	2,490	19,470	(9,271)
Cash and cash equivalents at beginning of period	57,051	5,542	8,032	17,303

Cash and cash equivalents at end of period	$27,502	$8,032	$27,502	$8,032

Days revenue outstanding, net (1)	31.9	29.4	31.9	29.4

(1)	Our calculation of days revenue outstanding, net at December 31, 2015 and 2014 is derived by dividing our ending patient accounts receivable (i.e., net of estimated revenue adjustments and allowance for doubtful accounts) by our average daily net patient revenue for the three-month period ended December 31, 2015 and 2014, respectively. Days revenue outstanding, net at December 31, 2015 does not include Infinity HomeCare.

Supplemental Information - Home Health

	For the Three-Month Periods Ended December 31,
	2015	2014
Financial Information (in millions):
Medicare	$195.7	$186.0
Non-Medicare	66.9	53.5

Net service revenue	262.6	239.5
Cost of service	153.2	138.7

Gross margin	109.4	100.8
Other operating expenses	76.6	68.0

Operating income	$32.8	$32.8

Key Statistical Data:
Medicare:
Same Store Volume (1):
Revenue	5%	4%
Admissions	3%	1%
Recertifications	3%	2%
Total (2):
Admissions	44,253	42,926
Recertifications	25,376	24,795
Completed episodes	68,926	66,925
Visits	1,216,983	1,173,830
Average revenue per completed episode (3)	$2,855	$2,791
Visits per completed episode (4)	17.7	17.5

Non-Medicare:
Same Store Volume (1):
Revenue	25%	26%
Admissions	15%	22%
Recertifications	16%	22%
Total (2):
Admissions	25,201	21,344
Recertifications	9,798	8,328
Visits	529,948	433,086

Total (2):
Cost per Visit	$87.71	$86.29
Visits	1,746,931	1,606,916

	For the Years Ended December 31,
	2015	2014
Financial Information (in millions):
Medicare	$761.4	$751.5
Non-Medicare	243.7	205.4

Net service revenue	1,005.1	956.9
Cost of service	584.2	559.4

Gross margin	420.9	397.5
Other operating expenses	280.6	294.4

Operating income	$140.3	$103.1

Key Statistical Data:
Medicare:
Same Store Volume (1):
Revenue	3%	1%
Admissions	3%	0%
Recertifications	(1%)	1%
Total (2):
Admissions	178,226	177,243
Recertifications	99,762	102,263
Completed episodes	269,227	272,864
Visits	4,797,734	4,794,609
Average revenue per completed episode (3)	$2,825	$2,768
Visits per completed episode (4)	17.5	17.3

Non-Medicare:
Same Store Volume (1):
Revenue	21%	19%
Admissions	18%	17%
Recertifications	14%	13%
Total (2):
Admissions	96,934	83,940
Recertifications	35,870	32,074
Visits	1,954,543	1,651,745

Total (2):
Cost per Visit	$86.52	$86.77
Visits	6,752,277	6,446,354

(1)	Same store Medicare and Non-Medicare revenue, admissions or recertifications volume is the percent increase (decrease) in our Medicare and Non-Medicare revenue, admissions or recertifications for the period as a percent of the Medicare and Non-Medicare revenue, admissions or recertifications of the prior period.
(2)	Based on continuing operations for all periods presented.
(3)	Average Medicare revenue per completed episode is the average Medicare revenue earned for each Medicare completed episode of care which includes the impact of sequestration.
(4)	Medicare visits per completed episode are the home health Medicare visits on completed episodes divided by the home health Medicare episodes completed during the period.

Supplemental Information - Hospice

	For the Three-Month Periods Ended December 31,
	2015	2014
Financial Information (in millions):
Medicare	$70.9	$57.5
Non-Medicare	4.9	3.5

Net service revenue	75.8	61.0
Cost of service	39.3	32.7

Gross margin	36.5	28.3
Other operating expenses	17.8	15.0

Operating income	$18.7	$13.3

Key Statistical Data:
Same Store Volume (1):
Medicare revenue	24%	(1%)
Non-Medicare revenue	40%	7%
Hospice admits	21%	2%
Average daily census	24%	(3%)
Total (2):
Hospice admits	4,966	4,134
Average daily census	5,576	4,522
Revenue per day	$147.75	$146.77
Cost of service per day	$76.54	$78.62
Discharge average length of stay	98	102

	For the Years Ended December 31,
	2015	2014
Financial Information (in millions):
Medicare	$258.5	$232.6
Non-Medicare	16.9	15.0

Net service revenue	275.4	247.6
Cost of service	141.7	131.7

Gross margin	133.7	115.9
Other operating expenses	66.0	63.4

Operating income	$67.7	$52.5

Key Statistical Data:
Same Store Volume (1):
Medicare revenue	13%	(2%)
Non-Medicare revenue	18%	6%
Hospice admits	16%	(3%)
Average daily census	12%	(4%)
Total (2):
Hospice admits	19,205	17,081
Average daily census	5,105	4,632
Revenue per day	$147.78	$146.51
Cost of service per day	$76.06	$77.93
Discharge average length of stay	92	100

(1)	Same store Medicare and Non-Medicare revenue, Hospice admits or average daily census volume is the percent increase (decrease) in our Medicare and Non-Medicare revenue, Hospice admits or average daily census for the period as a percent of the Medicare and Non-Medicare revenue, Hospice admits or average daily census of the prior period.
(2)	Based on continuing operations for all periods presented.

Supplemental Information - Corporate

	For the Three-Month Periods Ended December 31,
	2015	2014
Financial Information (in millions):
Other operating expenses	$32.2	$27.6
Depreciation and amortization	2.6	3.7

Total	$34.8	$31.3

	For the Years Ended December 31,
	2015	2014
Financial Information (in millions):
Other operating expenses	$126.5	$114.4
Depreciation and amortization	13.4	17.2

Total before impairment (1)	$139.9	$131.6

(1)	Total of $217.2 million on a GAAP basis for the year ended December 31, 2015 (including $77.3 million asset impairment charge).

AMEDISYS, INC. AND SUBSIDIARIES

RECONCILIATION OF NON-GAPP FINANCIAL MEASURES TO GAAP FINANCIAL STATEMENTS

(Amounts in thousands)

(Unaudited)

Earnings From Continuing Operations Before Interest, Taxes, Depreciation and Amortization (“EBITDA”) and Adjusted EBITDA

	For the Three-Month Periods Ended December 31,		For the Years Ended December 31,
	2015	2014	2015	2014
Net income (loss) attributable to Amedisys, Inc.	$12,911	$9,135	$(3,021)	$12,776
Less:
Discontinued operations, net of tax	—	—	—	(216)

Net income (loss) from continuing operations attributable to Amedisys, Inc.	12,911	9,135	(3,021)	12,992
Add:
Income tax expense	9,564	5,188	2,004	7,671
Interest expense, net	967	2,566	10,712	8,123
Depreciation and amortization	4,238	6,198	20,036	28,307

EBITDA (1)	27,680	23,087	29,731	57,093
Add:
Certain items (2)	(120)	(214)	85,447	17,673
Debt refinance costs (2)	—	—	(3,212)	(488)

Adjusted EBITDA (3)	$27,560	$22,873	$111,966	$74,278

Adjusted Net Service Revenue Reconciliation

	For the Three-Month Periods Ended December 31,		For the Years Ended December 31,
	2015	2014	2015	2014
Net service revenue	$338,367	$300,528	$1,280,541	$1,204,554
Add:
Certain items (2)	(1,059)	—	(1,059)	—

Adjusted net service revenue (4)	$337,308	$300,528	$1,279,482	$1,204,554

Adjusted Net Income From Continuing Operations Attributable to Amedisys, Inc. Reconciliation:

	For the Three-Month Periods Ended December 31,		For the Years Ended December 31,
	2015	2014	2015	2014
Net income (loss) attributable to Amedisys, Inc.	$12,911	$9,135	$(3,021)	$12,776
Less:
Discontinued operations, net of tax	—	—	—	(216)

Net income (loss) from continuing operations attributable to Amedisys, Inc.	12,911	9,135	(3,021)	12,992
Add:
Certain items (2)	543	(138)	51,898	10,880

Adjusted net income from continuing operations attributable to Amedisys, Inc. (5)	$13,454	$8,997	$48,877	$23,872

Adjusted Net Income From Continuing Operations Attributable to Amedisys, Inc. per Diluted Share:

	For the Three-Month Periods Ended December 31,		For the Years Ended December 31,
	2015	2014	2015	2014
Net income (loss) attributable to Amedisys, Inc. common stockholders per diluted share	$0.38	$0.28	$(0.09)	$0.39
Less:
Discontinued operations, net of tax	—	—	—	(0.01)

Net income (loss) from continuing operations attributable to Amedisys, Inc. common stockholders per diluted share	0.38	0.28	(0.09)	0.40
Add:
Certain items (2)	0.02	(0.01)	1.57	0.33

Adjusted net income from continuing operations attributable to Amedisys, Inc. common stockholders per diluted share (6)	$0.40	$0.27	$1.48	$0.73

(1)	EBITDA is defined as net income (loss) from continuing operations attributable to Amedisys, Inc. before provision for income taxes, net interest expense, and depreciation and amortization. EBITDA should not be considered as an alternative to, or more meaningful than, income before income taxes, cash flow from operating activities, or other traditional indicators of operating performance. This calculation of EBITDA may not be comparable to a similarly titled measure reported by other companies, since not all companies calculate this non-GAAP financial measure in the same manner.
(2)	The following details the certain other items for the three-month periods and years ended December 31, 2015 and 2014:

	For the Three-Month Period Ended December 31, 2015			For the Year Ended December 31, 2015
	(Income) Expense	Net	Diluted EPS	(Income) Expense	Net	Diluted EPS
HCHB implementation	$2,383	$1,442	$0.04	$4,431	$2,681	$0.08
Acquisition costs	1,046	633	0.02	1,046	633	0.02
Exit and restructuring activity	—	—	—	2,735	1,654	0.05
Legal fees - CID	459	278	0.01	745	451	0.01
OIG Self-Disclosure	4,674	3,443	0.10	4,674	3,443	0.10
Legal settlements	(5,314)	(3,215)	(0.10)	(7,453)	(4,509)	(0.14)
Inventory and Data Security Reporting	—	—	—	2,121	1,283	0.04
Wage and Hour litigation	(2,309)	(1,397)	(0.04)	5,691	3,443	0.10
Asset impairment	—	—	—	77,268	46,747	1.42
Reduction of cost report reserve	(1,059)	(641)	(0.02)	(1,059)	(641)	(0.02)
Debt refinance costs	—	—	—	3,212	1,944	0.06
Miscellaneous, other (income) expense, net	—	—	—	(7,964)	(5,231)	(0.16)

Total	$(120)	$543	$0.02	$85,447	$51,898	$1.57

	For the Three-Month Period Ended December 31, 2014			For the Year Ended December 31, 2014
	(Income) Expense	Net	Diluted EPS	(Income) Expense	Net	Diluted EPS
Exit and restructuring activity	$—	$—	$—	$9,954	$6,132	$0.19
OIG Self-Disclosure	—	—	—	1,450	893	0.03
Legal settlements	(1,113)	(716)	(0.02)	(1,113)	(716)	(0.02)
Asset impairment	899	578	0.01	3,107	1,938	0.05
Relator fees	—	—	—	3,938	2,426	0.07
Loss on disposal of in-patient facility	—	—	—	515	317	0.01
Debt refinance costs	—	—	—	488	301	0.01
Miscellaneous, other (income) expense, net	—	—	—	(666)	(411)	(0.01)

Total	$(214)	$(138)	$(0.01)	$17,673	$10,880	$0.33

(3)	Adjusted EBITDA is defined as net income (loss) from continuing operations attributable to Amedisys, Inc. before provision for income taxes, net interest expense, depreciation and amortization excluding certain other items as described in footnote 2. Adjusted EBITDA should not be considered as an alternative to, or more meaningful than, income before income taxes, cash flow from operating activities, or other traditional indicators of operating performance. This calculation of adjusted EBITDA may not be comparable to a similarly titled measure reported by other companies, since not all companies calculate this non-GAAP financial measure in the same manner.
(4)	Adjusted net service revenue is defined as net service revenue plus certain items as described in footnote 2. Adjusted net service revenue should not be considered as an alternative to, or more meaningful than, income before income taxes, cash flow from operating activities, or other traditional indicators of operating performance. This calculation of adjusted net service revenue may not be comparable to a similarly titled measure reported by other companies, since not all companies calculate this non-GAAP measure in the same manner.

(5)	Adjusted net income from continuing operations attributable to Amedisys, Inc. is defined as net income (loss) from continuing operations attributable to Amedisys, Inc. excluding certain other items as described in footnote 2. Adjusted net income from continuing operations attributable to Amedisys, Inc. should not be considered as an alternative to, or more meaningful than, income before income taxes, cash flow from operating activities, or other traditional indicators of operating performance. This calculation of adjusted net income from continuing operations attributable to Amedisys, Inc. may not be comparable to a similarly titled measure reported by other companies, since not all companies calculate this non-GAAP measure in the same manner.
(6)	Adjusted net income from continuing operations attributable to Amedisys, Inc. common stockholders per diluted share is defined as diluted income (loss) from continuing operations per share excluding the earnings per share effect of certain other items as described in footnote 2. Adjusted net income from continuing operations attributable to Amedisys, Inc. common stockholders per diluted share should not be considered as an alternative to, or more meaningful than, income before income taxes, cash flow from operating activities, or other traditional indicators or operating performance. This calculation of adjusted net income from continuing operations attributable to Amedisys, Inc. common stockholders per diluted share may not be comparable to a similarly titled measure reported by other companies, since not all companies calculate this non-GAAP financial measure in the same manner.